April  4,  2008

Dear  Shareholder:

We cordially invite you to attend the Annual Meeting of Shareholders of Pathfinder Bancorp, Inc. The Annual Meeting will be held at Patz Restaurant, 6 East First Street, Oswego, New York at 10:00 a.m., Eastern Time, on April 30, 2008.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on our operations. Directors and officers, as well as a representative of our independent registered public accounting firm (also referred to as our "Auditors"), will be present to respond to questions that shareholders may properly present.

The Annual Meeting is being held so that shareholders may consider the election of two directors, each for a three year term, and the ratification of the appointment of Beard Miller Company LLP as our independent registered public accounting firm for the year ending December 31, 2008.

For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" the election of two directors, each for a three year term, and the ratification of the appointment of Beard Miller Company LLP as our independent registered public accounting firm.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,



Thomas W. Schneider
President and Chief Executive Officer

                            PATHFINDER BANCORP, INC.
                             214 WEST FIRST STREET
                             OSWEGO, NEW YORK 13126
                                 (315) 343-0057

                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 30, 2008

     Notice is hereby given that the Annual Meeting of Pathfinder Bancorp, Inc., will be held at Patz Restaurant, 6 East First Street Oswego, New York on April 30, 2008 at 10:00 a.m., Eastern Time.

     A  Proxy  Card  and  a Proxy Statement for the Annual Meeting are enclosed.

     The  Annual  Meeting  is  for  the  purpose of considering and acting upon:

          1)   The election  of  two  Directors;

          2) The ratification of the appointment of Beard Miller Company LLP as our independent registered public accounting firm for the year ending December 31, 2008; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Shareholders of record at the close of business on March 17, 2008 are the shareholders entitled to vote at the Annual Meeting, and any adjournments thereof.

     EACH SHAREHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH OUR CORPORATE SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                      By  Order  of  the  Board  of  Directors






                                      Edward  A.  Mervine
                                      Secretary

April  4,  2008

--------------------------------------------------------------------------------
IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                PROXY STATEMENT

                            PATHFINDER BANCORP, INC.
                             214 WEST FIRST STREET
                             OSWEGO, NEW YORK 13126
                                 (315) 343-0057

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 30, 2008


     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Pathfinder Bancorp, Inc. to be used at our annual meeting of shareholders, which will be held at Patz Restaurant, 6 East First Street, Oswego, New York on April 30, 2008, at 10:00 a.m., eastern time, and all adjournments of the annual meeting. The accompanying notice of annual meeting of shareholders and this proxy statement are first being mailed to shareholders on or about April 4, 2008.

--------------------------------------------------------------------------------
                             REVOCATION OF PROXIES
--------------------------------------------------------------------------------

     Shareholders who sign the proxies we are soliciting will retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "for" the proposals set forth in this proxy statement. If any other matters are properly brought before the annual meeting, the persons named in the accompanying proxy will vote the shares as directed by a majority of the Board of Directors in attendance at the annual meeting. We know of no additional matters that will be presented for consideration at the annual meeting. If a shareholder who wishes to bring a matter for shareholder consideration (other than a shareholder proposal) fails to notify us at least 45 days prior to the anniversary of the month and day of the mailing of last year's proxy statement, then management proxies are permitted to use their discretionary voting authority if the proposal is raised at the annual meeting without discussion of the matter in the proxy statement.
We  are  not  aware  of  any  such  proposals  for  this  year's annual meeting.

     Proxies may be revoked by sending written notice of revocation to our Secretary, at the address shown above, by delivering to us a duly executed proxy bearing a later date or by attending the annual meeting and voting in person. The presence at the annual meeting of any shareholder who had returned a proxy will not revoke the proxy unless the shareholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to our Secretary prior to the voting of the proxy. If you are a shareholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the annual meeting.

--------------------------------------------------------------------------------
                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     Holders of record of our common stock, par value $0.01 per share as of the close of business on March 17, 2008 (the "Record Date") are entitled to one vote for each share they own. As of the Record Date, we had 2,483,732 shares of common stock issued and outstanding of which 1,583,239 were held by our mutual holding company Pathfinder Bancorp, M.H.C., and 900,493 of which were held by shareholders other than Pathfinder Bancorp, M.H.C. ("Minority Shareholders"). The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. If a shareholder holds shares in street name (i.e., the shares are held in a stock brokerage account or by a bank, trust, or other institution) and does not provide voting instructions to the holder of the account, such shares will be considered "Broker non-votes." Broker non-votes and proxies marked abstain will be counted for purposes of determining that a quorum is present. As to the election of directors, shareholders may cast their votes "For" or "Withheld." As to the ratification of the retention of our independent registered public accounting firm, shareholders may cast their votes "For," "Against" or "Abstain." Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld. The affirmative vote of holders of a majority of the total votes cast at the annual meeting in person or by proxy, without regard to broker non-votes or proxies as to which shareholders abstain, is required for ratification of Beard Miller Company LLP as our independent registered public accounting firm. Because our mutual holding company owns a majority of the outstanding shares, should it vote "For" the proposals, passage of the proposals would be assured.

     Persons and groups who beneficially own in excess of five percent of the common stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by directors individually, by executive officers individually, by executive officers and directors as a group and by each person who was the beneficial owner of more than five percent of our outstanding shares of common stock. None of the shares beneficially owned by directors, executive officers or nominees to the board of directors have been pledged as security or collateral for any loans.

                                   Amount  of  Shares
                                   Owned  and  Nature     Percentage  of  Shares
Name  and  Address  of               Of  Beneficial          of  Common  Stock
Beneficial  Owners  (1)                Ownership  (2)          Outstanding
--------------------------------------------------------------------------------


DIRECTORS AND EXECUTIVE OFFICERS (2):
Janette Resnick                             3,330 (4)             0.13%
Thomas W. Schneider                         7,565 (5)             0.30
Chris R. Burritt                            4,800 (6)             0.19
George P. Joyce                             4,964                 0.20
Bruce E. Manwaring                         12,815                 0.52
L. William Nelson, Jr.                     26,950 (7)             1.09
Corte J. Spencer                           14,500                 0.58
Steven W. Thomas                           17,234                 0.69
Lloyd "Buddy" Stemple                       5,500                 0.22
James A. Dowd                               7,868                 0.32
Melissa A. Miller                           3,518                 0.14
Edward A. Mervine                           3,219                 0.13
Ronald  Tascarella                          6,000                 0.24

All Directors and Executive Officers
as a Group (13 persons) (3)               118,263                 4.76%

PRINCIPAL SHAREHOLDERS:

Pathfinder Bancorp, M.H.C. (3)          1,583,239                63.75%
214 West First Street
Oswego, New York  13126

Pathfinder Bancorp, M.H.C. and all
Directors and Executive Officers        1,701,502                68.51%

--------------------------------------------------------------------------------
     1) The mailing address for each person listed is 214 West First Street, Oswego, New York 13126.
     2) A person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. This table includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power. Unless otherwise indicated, the named individual has sole voting and investment power.
     3) All of our directors are also directors of Pathfinder Bancorp, M.H.C. Five of our executive officers are also executive officers of the Pathfinder Bancorp, M.H.C.
     4) Ms. Resnick has sole voting power over 2,600 shares and shared voting and investment power over 730 shares.

     5) Mr. Schneider has sole voting and investment power over 7,265 shares and shared voting and investment power over 300 shares.
     6) Mr. Burritt has sole voting and investment power over 4,650 shares and shared voting and investment power over 150 shares.
     7) Mr. Nelson has sole voting and investment power over 8,470 shares and shared voting and investment power over 18,480 shares.

--------------------------------------------------------------------------------
                           SMALLER REPORTING COMPANY
--------------------------------------------------------------------------------

    The Company has elected to prepare this Proxy and other annual and periodic reports as a "Smaller Reporting Company" consistent with rules of the Securities and Exchange Commission effective February 4, 2008.


--------------------------------------------------------------------------------
                               CONDUCT OF MEETING
--------------------------------------------------------------------------------

     In accordance with the bylaws, and by action of the Board of Directors, the Chair of the Board will preside over the annual meeting. The Chair of the Board has broad authority to ensure the orderly conduct of the meeting. This includes discretion to recognize shareholders who wish to speak, and the right to determine the extent of discussion on each item of business. Rules governing the conduct of the meeting have been established and will be available at the meeting along with the Agenda.


--------------------------------------------------------------------------------
                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     Our Board of Directors is currently composed of nine members. Our bylaws provide for three classes as nearly equal in number as possible of Directors, one class to be elected annually. We are electing two Directors this year since two terms expire. In 2006, we had ten Directors, and elected four. Following the retirement of Mr. Gagas as Director on January 14, 2000, the Company amended its bylaws to reduce the number of directors from ten to nine. As a result, there are two director seats available for election. Directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and qualify. Two Directors will be elected at the annual meeting, each to serve for a three-year period and until their respective successors shall have been elected and qualify. The Board of Directors' Nominating/Governance Committee has nominated Thomas W. Schneider and Chris R. Burritt to serve as directors. In 2009, one of the four directors to be elected will be proposed for a two year term, resulting in the creation of three classes of three directors.

     The table below sets forth certain information regarding the composition of the Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the annual meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees would be unable to serve if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

                                                                          CURRENT
                                                              DIRECTOR    TERM  TO
 NAME(1)                AGE(2)        POSITION  HELD           SINCE(3)   EXPIRE
----------------------------------------------------------------------------------
NOMINEES
Thomas W. Schneider      46  President, Chief Executive Officer  2001       2008
Chris R. Burritt         54  Director                            1986       2008

DIRECTORS CONTINUING IN OFFICE

Bruce E. Manwaring       66  Director                            1984       2009
L. William Nelson, Jr.   64  Director                            1986       2009
George P. Joyce          57  Director                            2000       2009
Lloyd "Buddy" Stemple    47  Director                            2005       2009
Steven W. Thomas         46  Director                            2000       2010
Corte J. Spencer         65  Director                            1984       2010
Janette Resnick          65  Chair of the Board                  1996       2010

--------------------------------------------------------------------------------

     (1) The mailing address for each person listed is 214 West First Street, Oswego, New York 13126. Each of the persons listed is also a Director of Pathfinder Bancorp, M.H.C., which owns the majority of our issued and outstanding shares of common stock. Information regarding the common stock beneficially owned by each director is set forth under "Voting Securities and Principal Holders Thereof".

     (2)  As  of  April  4,  2008.

     (3) Dates prior to 1995 reflect initial appointment to the Board of Trustees of the mutual predecessor to Pathfinder Bank.

The principal occupation during the past five years of each Director and Executive Officer is set forth below. All Directors and Executive Officers have held their present positions for five years unless otherwise stated.

     JANETTE RESNICK is the Chair of the Board. She has been retired since 2003. Prior to her retirement she was the Executive Director of Oswego County Opportunities, a private, not for profit human services agency located in Oswego and Fulton, New York.

     CHRIS R. BURRITT is the president and general manager of R.M. Burritt Motors, Inc./Chris Cross, Inc., an automobile dealership located in Oswego, New York.

     BRUCE E. MANWARING retired effective March 1, 2007 as the Chamberlain for the City of Oswego. Prior to his appointment in 1999, Mr. Manwaring was the owner of Oswego Printing Co. located in Oswego, New York.

     WILLIAM NELSON, JR. is the owner and manager of Nelson Funeral Home located in Oswego, New York.

     STEVEN W. THOMAS is a licensed real estate broker and a developer. Mr. Thomas is involved in numerous commercial development projects in Oswego County. Mr. Thomas is also a member of Surelock Industries, LLC, a local wood floor manufacturer.

     GEORGE P. JOYCE is the owner and operator of Laser Transit, Ltd., Lacona, New York, a Central New York logistics services provider.

     CORTE J. SPENCER retired effective January 1, 2007 as the Chief Executive Officer and Administrator of Oswego Hospital and the managing director of Oswego Health, Inc. located in Oswego, New York.

     LLOYD "BUDDY" STEMPLE is the Vice-President and General Manager of Novelis Specialty Products Group, Inc. which has manufacturing locations in Oswego, New York, Kingston, Ontario Canada and sales offices in Cleveland, Ohio and Detroit, Michigan.


EXECUTIVE  OFFICERS  OF  THE  COMPANY  WHO  ARE  DIRECTORS

     THOMAS W. SCHNEIDER is the President and Chief Executive Officer of Pathfinder Bancorp, Inc. and Pathfinder Bank. Prior to his appointment as President in 2000, Mr. Schneider was the Executive Vice President and Chief Financial Officer of Pathfinder Bancorp, Inc. and Pathfinder Bank.


INDEPENDENCE  OF  DIRECTORS

     Our common stock is listed on the Nasdaq Capital Market. The Board of Directors has considered the Nasdaq listing requirements for "Independence" of Directors, and although we may be exempt as a "controlled" Company pursuant to Nasdaq rules, the Board of Directors has determined that all of its Directors with the exception of Mr. Schneider are "Independent" pursuant to Nasdaq's listing requirements. Our independent directors will hold executive sessions no less than twice a year. Shareholders who wish to communicate with the Chair or with the independent directors as a group may do so by writing to our Corporate Secretary at Pathfinder Bancorp, Inc., 214 West First Street, Oswego, New York 13126. The Corporate Secretary will forward said communication to the independent directors or Chair as requested by the shareholder.


EXECUTIVE  OFFICERS  WHO  ARE  NOT  DIRECTORS

     JAMES A. DOWD, CPA, age 40, has been employed by Pathfinder Bank since 1994 and is Senior Vice President and Chief Financial Officer of Pathfinder Bancorp, Inc. and Pathfinder Bank. Mr. Dowd is responsible for the accounting and finance departments.

     MELISSA A. MILLER, age 50, has been employed by Pathfinder Bank since 1976 and is Senior Vice President and Chief Operating Officer of Pathfinder Bancorp, Inc. and Pathfinder Bank. Ms. Miller is responsible for deposit operations, branch administration and information services.

     EDWARD A. MERVINE, ESQ., age 51, is Senior Vice President, General Counsel and Corporate Secretary for Pathfinder Bancorp, Inc. and Pathfinder Bank. Prior to joining us in 2002, Mr. Mervine was a partner in the law firm of Bond Schoeneck & King, LLP. Mr. Mervine is responsible for human resources, loss mitigation, security and legal and regulatory compliance.

     RONALD TASCARELLA, age 49, is Senior Vice President and Chief Credit Officer. Ron joined the Company in 2006. Prior to joining he was Senior Vice
President of Oswego County National Bank, one of the Company's primary competitors. Mr. Tascarella is responsible for Pathfinder Bank's lending operations.


OWNERSHIP  REPORTS  BY  OFFICERS  AND  DIRECTORS

     Our common stock is registered with the SEC pursuant to Section 12(b) of the Securities Exchange Act of 1934 (the "Exchange Act"). Our officers and directors and beneficial owners of greater than 10% of our common stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in our Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of our common stock to file a Form 3, 4, or 5 on a timely basis. All of our officers and directors filed these reports in a timely fashion, with the following exceptions. Form 4's were not filed timely on four trades during the year; two occurring on January 24, 2007 (Directors L William Nelson and Corte Spencer), one on February 8, 2007 and one on August 17, 2007 (Director Lloyd
Stemple). All of these filings were exempt from Form 4 filings, however, as small acquisitions. Subsequent filings were made on January 30, 2007, March 8, 2007 and August 23, 2007, respectively.

MEETINGS  AND  COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

     The business of the Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended December 31, 2007, the Board of Directors held 12 regular and 2 special meetings. During the year ended December 31, 2007, no director attended fewer than 75% percent of the total meetings of the Board of Directors and committees on which such director served.

COMPENSATION  COMMITTEE
-----------------------

     The Compensation Committee meets periodically to review the performance of officers and employees and to determine compensation programs and adjustments. The entire Board of Directors ratifies the recommendations of the Compensation Committee. In the year ending December 31, 2007, the members of the Compensation Committee were Directors Manwaring, Resnick, Spencer, Burritt and Nelson. All of these Directors are "Independent" pursuant to Nasdaq listing requirements. The Compensation Committee met 6 times during the year ended December 31, 2007. The Compensation Committee has a charter which is available at our website at www.pathfinderbank.com.
----------------------

     The Compensation Committee of the Board of Directors (the "Committee") is comprised of Directors Chris Burritt, Bruce Manwaring, William Nelson, Janette Resnick and Corte Spencer, all of whom are "independent" pursuant to Nasdaq listing rules. The Committee annually reviews the performance of the Chief Executive Officer and other executive officers and recommends to the Board of Directors changes to base compensation, as well as the amount of any bonus to be awarded. In determining whether the base salary of an officer should be increased, the Committee and the Board of Directors take into account individual performance, performance of the Company and information regarding compensation paid to executives of peer group institutions performing similar duties in the Bank's market area.

While the Committee and the Board of Directors do not use strict numerical formulas to determine changes in compensation for the Chief Executive Officer and Senior Vice Presidents, and while they weigh a variety of different factors in their deliberations, they have emphasized and will continue to emphasize earnings, profitability, earnings contribution to capital, capital strength, asset quality, and return on tangible equity as factors in setting the
compensation  of  the  Chief  Executive  Officer  and  senior  officers.   Non-
quantitative factors considered by the Committee and the Board of Directors in 2007 included general management oversight of the Company, the quality of communication with the Board of Directors, and the productivity of employees. Finally, the Committee and the Board of Directors considered the standing of the Company with customers and the community, as evidenced by customer and community complaints and compliments. While the Committee and the Board of Directors considered each of the quantitative and non-quantitative factors described above, such factors were not assigned a specific weight in evaluating the performance of the Chief Executive Officer and Senior Vice Presidents.

There were no salary increases for the Company and Bank's five executive officers, including Mr. Schneider during 2007.

The following table shows the compensation of Thomas W. Schneider, our principal executive officer, and the two most highly compensated other executive officers ("Named Executive Officers") who received total compensation of $100,000 during the past fiscal year for services to the Company or any of its subsidiaries during the years ended December 31, 2007 and 2006, respectively.

------------------------------------------------------------------------------------------------------------------------------
SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------

                                                                                       CHANGE IN
                                                                                       PENSION VALUE
                                                                                       AND NON-
                                                                                       QUALIFIED
                                                                     NON-EQUITY        DEFERRED
                                                   STOCK    OPTION   INCENTIVE PLAN    COMPENSATION    ALL OTHER
NAME AND                       SALARY     BONUS    AWARDS   AWARDS   COMPENSATION      EARNINGS        COMPENSATION     TOTAL
PRINCIPAL POSITION      YEAR     ($)     ($) (1)     ($)      ($)          ($)            ($) (2)         ($) (3)         ($)
----------------------  ----  ---------  --------  -------  -------  ---------------  ---------------  --------------  ---------

Thomas W. Schneider,    2007  $ 205,000  $14,500                                          $   45,546       $ 24,896   $ 289,942
President and Chief     2006    193,216   14,250                                              44,522         25,670     277,658
Executive Officer

Edward A. Mervine,      2007  $ 130,000  $11,600                                          $   10,359       $      -   $ 151,959
Senior Vice President,  2006    118,663   11,100                                               8,222              -     137,985
General Counsel AND
Secretary

Melissa A. Miller,      2007  $  95,000  $ 9,500                                          $   27,119       $      -   $ 131,619
Senior Vice President   2006     93,688    8,000                                              23,147              -     124,835
and Chief Operating
Officer
-------------------------------------------------------------------------------------------------------------------------------

     (1) Amounts represent annual bonus awarded based on individual performance, paid in the first quarter of 2008.

     (2) The change in pension value and non-qualified deferred compensation earnings represents the following for each named executive for 2007 and 2006:

                                             2007
-----------------------------------------------------------------------------
                                           DEFERRED         SUPPLEMENTAL
                     CHANGE IN PENSION   COMPENSATION   EXECUTIVE RETIREMENT
                         VALUATION         EARNINGS           EARNINGS
                     ------------------  -------------  ---------------------
Thomas W. Schneider        $ 24,994         $ 2,148           $ 18,404
Edward A. Mervine            10,359               -                  -
Melissa A. Miller            25,029           2,090                  -

                                             2006
--------------------------------------------------------------------------------
                                           DEFERRED         SUPPLEMENTAL
                     CHANGE IN PENSION   COMPENSATION   EXECUTIVE RETIREMENT
                         VALUATION         EARNINGS           EARNINGS
                     ------------------  -------------  ---------------------
Thomas W. Schneider        $ 24,680         $ 1,439          $  18,403
Edward A. Mervine             8,222               -                  -
Melissa A. Miller            21,747           1,400                  -


     (3) All other compensation represents the following for each named executive

                           EMPLOYEE SAVINGS PLAN   AUTOMOBILE EXPENSE   COUNTRY CLUB
                            COMPANY CONTRIBUTION      REIMBURSEMENT          DUES
                           ----------------------  -------------------  -------------
Thomas W. Schneider  2007          $ 6,150             $ 15,864            $  2,882
Thomas W. Schneider  2006            7,010               15,913               2,747

All other executives above have individual total other compensation which, in the aggregate, is less than $10,000 for 2007 and 2006.

Benefits

     Medical And Life Insurance And Educational Assistance. The Company provides full-time employees with medical, life and accidental death and dismemberment insurance. In addition, the Company maintains a "cafeteria plan" for employees, which permits qualifying employees to allocate a portion of their compensation, on a pre-tax basis, for the payment of medical, dental and dependent care expenses as well as the payment of certain insurance premiums. The Company also offers educational assistance to full-time employees who have worked for the Company for at least one year and who desire to take courses at any accredited school of learning. The Company also provides long-term disability income insurance for all employees equal to the lesser of $6,000 per month or 60% of the employee's basic monthly earnings.

     Defined Benefit Plan. The Company maintains a tax-qualified noncontributory defined benefit plan ("Retirement Plan"). All salaried employees age 21 or older who have worked for the Company for at least one year and have been credited with 1,000 or more hours of employment with the Company during the year are eligible to accrue benefits under the Retirement Plan. The Company contributes annually to the Retirement Plan an amount necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employee
Retirement  Income  Security  Act  of  1974  ("ERISA").

     At the normal retirement age of 65 the Retirement Plan is designed to provide a life annuity. The retirement benefit provided is equal to 1.5% of a participant's average monthly compensation for periods after May 1, 2004, and 2.0% of the participant's average monthly compensation for credited service prior to May 1, 2004 based on the average of the three consecutive years during the last 10 years of employment which provides the highest monthly average compensation multiplied by the participant's years of credited service (not to exceed 30 years) to the normal retirement date. Retirement benefits also are payable upon retirement due to early and late retirement. Benefits also are paid from the Retirement Plan upon a Participant's disability or death. A reduced benefit is payable upon early retirement at or after age 60, or the completion of 30 years of service with the Company. Upon termination of employment other than as specified above, a participant who was employed by the Company for a minimum of five years is eligible to receive his or her accrued benefit reduced or early retirement or a deferred retirement benefit commencing on such participant's normal retirement date. Benefits are payable in various annuity forms. At December 31, 2007, the market value of the Retirement Plan trust fund was approximately $4,858,000. For the plan year ended September 30, 2007, the Company made a contribution of $178,000 to the Retirement Plan.

     Employee Savings Plan. The Company maintains an Employee Savings Plan which is a qualified, tax-exempt profit sharing plan with a cash or deferred feature that is tax-qualified under Section 401(k) of the Internal Revenue Code (the "401(k) Plan"). All employees who have attained age 21 and have completed at least one year of employment during which they worked at least 1,000 hours are eligible to participate.

     Participants may contribute, and receive a deduction for up to 75% of compensation to the 401(k) Plan. For these purposes, "compensation" includes total compensation (including salary reduction contributions made under the 401(k) Plan or the flexible benefits plan sponsored by the Company), but does not include compensation in excess of $225,000. The Company, in its discretion, may match participants' salary reduction contributions based upon Company profits for the current fiscal year. All employee contributions and earnings thereon are fully and immediately vested. All employer matching contributions vest at the rate of 20% per year beginning at the end of a participant's second year of service with the Company until a participant is 100% vested after six years of service. Participants also will vest in employer matching contributions when they reach the normal retirement age of 65 or later, or upon death or disability regardless of years of service.

     Plan benefits will be paid to each participant in a lump sum. At December 31, 2007, the market value of the 401(k) Plan trust fund was approximately $3,965,000. For the plan year ended December 31, 2007, the Company made a contribution in the amount of $148,000 to the 401(k) Plan Trust. The 2007 contributions to the Company 401(k) plan on behalf of Mr. Schneider and Mr.
Mervine  are  set  forth  in  note  (3)  to  the  Summary  Compensation  Table.

     Executive Supplemental Retirement Income Master Agreement. The Company maintains a non-tax-qualified executive supplemental retirement income master agreement (the "Master Agreement") for qualifying executives of the Company. One executive and the former Chairman of the Board are currently eligible to participate in the Master Agreement. The Master Agreement provides a supplemental retirement income benefit in an annual amount equal to highest average compensation received by the executive during any 36 month period while employed by the Company, multiplied by a wage replacement percentage designated in the individual executive's joinder agreement, less the actual annual amount available to the executive from the Company's other tax-qualified or nonqualified plans. Benefits under the Master Agreement are payable to the executive upon the benefit age designated in the individual executive's joinder agreement. Benefits will be payable in monthly installments beginning on the executive's benefit age and continuing for a period of months designated in the individual executive's joinder agreement. Payments to an executive, or to his beneficiary, may be made from the Master Agreement upon the executive's death, total or permanent disability, or termination of service with the Company.

     The Master Agreement is considered an unfunded plan for tax and ERISA purposes. All obligations arising under the Master Agreement are payable from the general assets of the Company. The 2007 contribution made on behalf of Mr. Schneider in connection with the Master Agreement is set forth in note (3) to the Summary Compensation Table.

     Stock Option Plan. The Pathfinder Bancorp, Inc. 1997 Stock Option Plan (the "Stock Option Plan") authorizes the grant of stock options and limited rights to purchase 132,249 shares of Common Stock. The Stock Option Plan authorizes grants of (i) options intended to qualify as "incentive stock options," (ii) options that do not qualify as incentive stock options ("non-statutory options") and
(iii) limited rights (described below) that are exercisable only upon a change in control of the Company (as defined). Non-employee directors are eligible to receive only non-statutory options. No options were granted during the past year.

     On December 19, 2000, the Board of Directors accepted the voluntary rescission of all issued and unvested incentive stock options and non-statutory stock options under the Pathfinder Bank 1997 Stock Option Plan.

     In July 2001, the Board approved the re-issuance of 38,499 stock options remaining in the 1997 Stock Option Plan. The exercise price is equal to the market value of the Company's shares at the date of grant ($8.34). The options granted under the re-issuance have a 10-year term. All options have vested under the Stock Option Plan.

     During the year, neither Mr. Schneider nor any of the officers listed on the Summary Compensation Table acquired any stock through the exercise of options. As of December 31, 2007, no in-the-money unexercised options were held by Mr. Schneider.

     The Board of Directors may amend, suspend or terminate the Stock Option Plan except that such amendments may not impair awards previously granted. Shareholders of the Company must approve any amendment to the Stock Option Plan that would increase the number of options, decrease an option exercise price, extend the term of the Stock Option Plan or any option, or change the persons or category of persons eligible to be granted options. The exercise of options will have a dilutive effect on the ownership interests of existing shareholders. Further, the exercise of options may render more difficult or discourage a merger, tender offer or other takeover attempt even if such transaction or event would be beneficial to shareholders generally, the assumption of control by a holder of a large block of the Company's securities, a proxy contest or the removal of incumbent management.

     Options Exercised/Stock Vested. The following table sets forth information with respect to option exercises and common stock awards that have vested during the year ended December 31, 2007 and 2006 for our Named Executive Officers.


--------------------------------------------------------------------------------------------------------
OPTION EXERCISES AND STOCK VESTED FOR THE FISCAL YEAR
--------------------------------------------------------------------------------------------------------
                                OPTION AWARDS                           STOCK AWARDS
--------------------------------------------------------------------------------------------------------
                                NUMBER OF SHARES                        NUMBER OF SHARES
                                   ACQUIRED ON      VALUE REALIZED ON      ACQUIRED ON     VALUE REALIZED
NAME                              EXERCISE (#)        EXERCISE ($)         VESTING (#)      ON VESTING $
------------------------------  -----------------  -------------------  -----------------  --------------
Thomas W. Schneider, President
and Chief Executive Officer              -               $    -                  -             $  -

Edward A. Mervine, Senior Vice
President, General Counsel and           -                    -                  -                -
Secretary

Melissa A. Miller, Senior Vice
President and Chief Operating            -                    -                  -                -
Officer


NOMINATING/GOVERNANCE  COMMITTEE
--------------------------------

The Nominating/Governance Committee met 5 times in the year ending December 31, 2007 to address issues concerning corporate governance, succession planning, and to nominate directors to fulfill the terms of the upcoming year. In the year ended December 31, 2007, the Nominating/Governance Committee was comprised of directors Thomas, Manwaring, Joyce and Resnick, all of whom are "Independent" pursuant to the Nasdaq listing requirements. The Nominating/Governance Committee has a charter in the form of governance guidelines which is available at our website at www.pathfinderbank.com.
             -----------------------

     Among other things, the functions of the Nominating/Governance Committee include the following:

               - to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for shareholder approval;

               - to review and monitor compliance with the requirements for board independence; and

               - to review the committee structure and make recommendations to the Board regarding committee membership.

     The Nominating/Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Nominating/Governance Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Nominating/Governance Committee would solicit suggestions for director candidates from all Board members. In addition, the Nominating/Governance Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating/Governance Committee would seek to identify a candidate who, at a minimum, satisfies the following criteria:

          - has personal and professional ethics and integrity and whose values are compatible with ours;

          - has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

          - is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

          - is familiar with the communities in which we operate and/or is actively engaged in community activities;

          - is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and our shareholders; and

          - has the capacity and desire to represent the balanced, best interest of our shareholders as a group, and not primarily a special interest group or constituency.

     The Nominating/Governance Committee will also take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an Audit Committee Financial Expert.

     The Nominating/Governance Committee will consider candidates for the Board of Directors recommended by shareholders. In order to make a recommendation to the Board of Directors, a shareholder must own no less than 500 shares of the corporation. Shareholders who are so qualified may send their recommendations to our Corporate Secretary for forwarding to the Nominating/Governance Committee. In light of the due diligence required to evaluate recommendations, said recommendations for the Nominating/Governance candidate for the 2009 annual meeting must be made by June 30, 2008.

     Shareholders may submit the names of candidates to be considered by writing to our Corporate Secretary, at 214 West First Street, Oswego, New York 13126. The submission must include the following information:

          - the name and address of the shareholder as it appears on our books, and number of shares of our common stock that are owned beneficially by such shareholder (if the shareholder is not a holder of record, appropriate evidence of the shareholder's ownership will be required).

          - the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the shareholder's ownership should be provided).

          - a statement of the candidate's business and educational experience.

          - such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A.

          - a statement detailing any relationship between us and the candidate.

          - a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors.

          - detailed information about any relationship or understanding between the proposing shareholder and the candidate and

          - a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

     The Nominating/Governance Committee will consider shareholder recommendations made in accordance with the above similarly to any other nominee proposed by any other source. We have not paid a fee to any third party to identify or evaluate any potential nominees. Moreover, the Nominating/Governance Committee has not received within the last year a recommended nominee from a shareholder who beneficially owned more than five percent (5%) of the Company's common stock for at least one (1) year, or from a group of shareholders owning more than five (5%) percent of the common stock.

AUDIT  COMMITTEE

     The Audit Committee consists of Directors Manwaring, Nelson, Spencer and Joyce. The Audit Committee meets on a periodic basis with the internal auditor to review audit programs and the results of audits of specific areas, on regulatory compliance issues, as well as to review information to further their financial literacy skills. The Audit Committee meets with the Auditors to review quarterly and annual filings, the results of the annual audit and other related matters. The Chairman of the Audit Committee may meet with the Auditors on quarterly filing issues in lieu of the entire committee. Each member of the Audit Committee is "independent" as defined in the listing standards of Nasdaq and SEC Rule 10A-3. Our Board of Directors has adopted a written charter for the Audit Committee which is available on our website at www.pathfinderbank.com.
                                                         -----------------------

     The Audit Committee maintains an understanding of our key areas of financial risk and assesses the steps management takes to minimize and manage such risks; selects and evaluates the qualifications and performance of the Auditors, ensures that the internal and external auditors maintain no relationship with management and/or us that would impede their ability to provide independent judgment; oversees the adequacy of the systems of internal control; reviews the nature and extent of any significant changes in accounting principles; and oversees that management has established and maintained processes reasonably calculated to ensure our compliance with all applicable law, regulations, corporate policies and other matters contained in our Code of Ethics which is available on our website at www.pathfinderbank.com. The Audit
                                               ----------------------
Committee has established procedures for the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters.

     The Board of Directors of Pathfinder Bancorp, Inc. has determined that Bruce E. Manwaring, chairman of the Audit Committee in 2005, 2006, and 2007 qualifies as a financial expert serving on the committee. Mr. Manwaring meets the criteria established by the Securities and Exchange Commission.

     The Board of Directors has also determined that Mr. Manwaring and all of the Audit Committee members meet the definition of "Independent" as prescribed by the Nasdaq listing requirements, and are all financially literate.

Audit And Related  Fees

     Beard Miller Company LLP billed us a total of $96,367 for the audit of our 2007 annual financial statements and for the review of the related Forms 10-Q. During the fiscal year ended December 31, 2006, Beard Miller Company LLP billed us a total of $89,061 for the audit of our 2006 annual financial statements and its review of the related Forms 10-Q.

     The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its Auditors. The Audit Committee concluded that performing such services in 2007 did not affect the auditors' independence in performing their function as independent registered public accounting firm.

All  Other  Fees

     Aggregate fees billed for non audit and audit related fees rendered by Beard Miller Company LLP during the years ended December 31, 2007 and 2006 were as follows:
                                                    2007        2006
--------------------------------------------------------------------

Recurring  and  non-recurring  tax  services     $15,750     $15,000

All  other  fees                                 $     0     $     0

     Recurring and non-recurring tax services include assistance in connection with the New York State Franchise tax examination.


Policy On Audit Committee Pre-Approval Of Audit And Non-Audit Services Of The Independent Registered Public Accounting Firm

     The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the Auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The Auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the Auditors in accordance with this pre-approval, and the fees for the services performed to date.

Audit  Committee  Report

     In accordance with rules established by the SEC, the Audit Committee has prepared the following report for inclusion in this proxy statement:

     As  part  of  its  ongoing  activities,  the  Audit  Committee  has:

          - Reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2007;

          - Discussed with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended;

          - Received the written disclosures and the letter from the Auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the Auditors their independence; and

          - Considered the compatibility of non-audit services described above with maintaining auditor independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2007. The Audit Committee appointed Beard Miller Company LLP as Auditors for 2008, which appointment the shareholders will be asked to ratify at the Annual Meeting.

             This report has been provided by the Audit Committee:

                  Messrs. Manwaring, Nelson, Spencer and Joyce

DIRECTORS'  COMPENSATION

     Each non-employee director receives an annual retainer of $9,500, a meeting fee of $500 for each Board meeting attended and $300 for each committee meeting attended. The Board Chair receives an additional retainer of $10,000. The Audit Committee Chairman receives an additional retainer of $5,000 and the chairman of all other committees receives an additional $100 for each committee meeting in which they serve in the capacity of committee chairman. Employee directors do not receive monthly meeting fees. We paid a total of $151,000 and $160,800 in director fees during the year ending December 31, 2007 and 2006, respectively.

     Set forth below is director compensation for each of our non-employee directors for the year ended December 31, 2007 and 2006.


----------------------------------------------------------------------------------------------------------------------------
DIRECTOR COMPENSATION
----------------------------------------------------------------------------------------------------------------------------
                                                                                       CHANGE IN
                                                                                     PENSION VALUE
                                                                                       AND NON-
                                                                                       QUALIFIED
                                                                     NON-EQUITY        DEFERRED
                               FEES EARNED    STOCK     OPTIONS    INCENTIVE PLAN    COMPENSATION      ALL OTHER
                               OR PAID IN     AWARDS    AWARDS      COMPENSATION       EARNINGS       COMPENSATION    TOTAL
NAME                            CASH ($)       ($)        ($)           ($)               ($)             ($)          ($)
----------------------        -------------  --------  ---------  ----------------  ---------------  --------------  --------
Chris R. Burritt        2007      $  23,700     $ -       $  -          $   -          $ 29,676           $   -    $ 53,376
                        2006         22,200       -          -              -            24,790               -      46,990

George P. Joyce         2007         25,700       -          -              -             3,866               -      29,566
                        2006         24,800       -          -              -             2,618               -      27,418

Bruce E. Manwaring      2007         27,700       -          -              -            27,255               -      54,955
                        2006         22,200       -          -              -            31,811               -      54,011

L. William Nelson, Jr.  2007         24,900       -          -              -            31,880               -      56,780
                        2006         21,700       -          -              -            26,787               -      48,487

Janette Resnick         2007         38,500       -          -              -                 -               -      38,500
                        2006         33,900       -          -              -                 -               -      33,900

Corte J. Spencer        2007         21,600       -          -              -            15,147               -      36,747
                        2006         22,000       -          -              -            12,898               -      34,898

Steven W. Thomas        2007         23,000       -          -              -             3,866               -      26,866
                        2006         22,300       -          -              -             2,618               -      24,918

Lloyd "Buddy" Stemple   2007         15,900       -          -              -                 -               -      15,900
                        2006         17,300       -          -              -                 -               -      17,300


     Director fees are reviewed annually by the Compensation Committee for recommendation to the Board of directors. The committee reviews relevant peer group data similar to that used in the executive compensation review. The Committee believes that an appropriate compensation is critical to attracting, retaining and motivating directors who have the qualities necessary to direct the Company. A director may elect to defer a portion of fees pursuant to a Deferred Compensation Plan.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

     There were no transactions or series of transactions since the beginning of the Company's last fiscal year or any currently proposed transaction where the Company was or is a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

     The Sarbanes-Oxley Act of 2002 generally prohibits an issuer from (i) extending or maintaining credit; (ii) arranging for the extension of credit; or
(iii) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, however, one of which is applicable to us. Namely, this prohibition does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. The Company's subsidiary has made loans to each of the following Officers and/or Directors or their immediate families: Steven W. Thomas, James Dowd, Bruce Manwaring, Chris Burritt, Melissa Miller, George Joyce, L. William Nelson, Edward A Mervine, Thomas Schneider, Corte Spencer and Lloyd Stemple. All of these loans to our directors and officers by the Bank are made in conformity with the Federal Reserve Act and regulations promulgated thereunder.

     All transactions between us and our executive officers, directors, holders of 10% or more of the shares of its common stock and affiliates thereof, are on terms no less favorable to us than could have been obtained by it in arm's-length negotiations with unaffiliated persons, or are available to all employees as a benefit. Such transactions must be approved by a majority of independent outside directors of ours not having any interest in the transaction, pursuant to our Code of Ethics.

SHAREHOLDER COMMUNICATIONS

     The Board of Directors has established a process for shareholders to send communications to a director by either United States mail or electronic mail. Any shareholder who desires to communicate directly with our directors should send their communication to Board of Directors, Pathfinder Bancorp, Inc., 214
West First Street, Oswego, New York 13126 or by email to directors@pathfinderbank.com. The communication should indicate that the author is a shareholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

          - Forward the communication to the Director or Directors to whom it is addressed;

          - Attempt to handle the inquiry directly, for example where it is a request for information about us or it is a stock-related matter; or

          - Not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

     At each Board meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors.

CODE OF ETHICS

     We have adopted a Code of Ethics that is applicable to our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on our website at www.pathfinderbank.com. Amendments to and waivers from the Code of Ethics will also be disclosed on our website.

--------------------------------------------------------------------------------
              PROPOSAL 2 -RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     The Audit Committee has approved the engagement of Beard Miller Company LLP to be our independent registered public accounting firm for 2008. At the Annual Meeting, shareholders will consider and vote on the ratification of the engagement of Beard Miller Company LLP, for the year ending December 31, 2008. A representative of Beard Miller Company LLP, is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he so desires.

     In order to ratify the selection of Beard Miller Company LLP, as our independent registered public accounting firm for 2008 the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Audit Committee and the Board of Directors recommends a vote "FOR" the ratification of Beard Miller Company LLP, as Auditors for 2008.

--------------------------------------------------------------------------------
                             SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at our executive office, 214 West First Street, Oswego, New York 13126, no later than December 1, 2008. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

--------------------------------------------------------------------------------
                                 OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

     Our Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a shareholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the shareholder must give written notice to our Corporate Secretary at least five (5) days before the date fixed for such meeting. The notice must include the shareholder's name, record address, and number of shares owned by the shareholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the shareholder in the proposed business.

     In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require us to include in its proxy statement and proxy relating to an annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

--------------------------------------------------------------------------------
                                 MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by us. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, our directors, officers and regular employees may solicit proxies personally or by telegraph or telephone without additional compensation.



                                              BY ORDER OF THE BOARD OF DIRECTORS





                                              Edward A. Mervine
                                              Secretary
Oswego, New York
April 4, 2008

                               PLEASE MARK VOTES

                               AS IN THIS EXAMPLE

                                     | X |

                                REVOCABLE PROXY

                            PATHFINDER BANCORP, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                                 April 30, 2008

     The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Meeting") which will be held at Patz Restaurant, 6 East First Street, Oswego, New York on April 30, 2008 at 10:00 a.m., Eastern Time. The Board of Directors is authorized to cast all votes to which the undersigned is entitled as follows:

          1) The election as directors of all nominees listed below (except as marked to the contrary below)

                                         For All
                  For      Withhold      Except
                  |__|        |__|         |__|

Thomas W. Schneider
Chris R. Burritt


INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the lines below.
_____________________________________

_____________________________________

          2) The ratification of Beard Miller Company LLP as independent auditors for the year ending December 31, 2008.

                         For  Against Abstain
                         |__|   |__|   |__|

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING   |__|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY IN THE BOX BELOW.

              DATE

--------------------------------------------------------------------------------
SHAREHOLDER SIGN ABOVE_________CO-HOLDER (IF ANY) SIGN ABOVE

DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

PATHFINDER  BANCORP,  INC.

     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting.

     The above signed acknowledges receipt from the Company prior to the execution of this proxy of Notice of the Meeting, Annual Report containing financial statements, and a proxy statement dated April 4, 2008.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each should sign.

PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


----------------------------

----------------------------